                                                                   EXHIBIT 10.13

                              BANCWEST CORPORATION

                            1998 STOCK INCENTIVE PLAN

                   (Amended and Restated as of April 19, 2001)

                              BANCWEST CORPORATION

                            1998 STOCK INCENTIVE PLAN



                                TABLE OF CONTENTS
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Article               Section                                                   Page
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
                      PROLOGUE                                                   1

ARTICLE I             DEFINITIONS                                                2-4

ARTICLE II            ADMINISTRATION

                      Section 2.1   The Committee                                5
                      Section 2.2   Authority of the Committee                   5
                      Section 2.3   Indemnification, Insurance                   5

ARTICLE III           SHARES SUBJECT TO PLAN

                      Section 3.1   Number of  Shares                            6
                      Section 3.2   Lapsed Awards                                6
                      Section 3.3   Adjustments in Authorized Shares             6

ARTICLE IV            ELIGIBILITY AND PARTICIPATION

                      Section 4.1   Eligibility                                  7
                      Section 4.2   Participation                                7

ARTICLE V             OPTIONS

                      Section 5.1   Type of Options                              8
                      Section 5.2   ISO's                                        8
                      Section 5.3   Reload Options                               8
                      Section 5.4   Award Agreement                              8
                      Section 5.5   Exercise Price                               8-9
                      Section 5.6   Duration of Options                          9
                      Section 5.7   Exercise of Options                          9
                      Section 5.8   Payment                                      9
                      Section 5.9   Restrictions on Share Transferability        10
                      Section 5.10  Termination of Employment due to Death,
                                    Disability, or Retirement                    10
                      Section 5.11  Termination of Employment for Other
                                    Reasons                                      10-11
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
ARTICLE VI            RESTRICTED STOCK

                      Section 6.1   Grant of Restricted Stock                   12
                      Section 6.2   Award Agreement                             12
                      Section 6.3   Transferability                             12
                      Section 6.4   Other Restrictions                          12
                      Section 6.5   Removal of Restrictions                     12
                      Section 6.6   Voting Rights                               13
                      Section 6.7   Dividends and Other Distributions           13
                      Section 6.8   Escrow                                      13
                      Section 6.9   Termination of Employment                   13

ARTICLE VII           OTHER AWARDS

                      Section 7.1   Types of Awards                             14
                      Section 7.2   Terms and Conditions                        14


ARTICLE VIII          TRANSFERABILITY OF AWARDS;
                          BENEFICIARY RIGHTS

                      Section 8.1   Transferability of Awards                   15
                      Section 8.2   Beneficiary Rights                          15

ARTICLE IX            CHANGE IN CONTROL                                         16

ARTICLE X             WITHHOLDING

                      Section 10.1  Tax Withholding                             17
                      Section 10.2  Share Withholding                           17

ARTICLE XI            AMENDMENT AND TERMINATION

                      Section 11.1  Amendment                                   18
                      Section 11.2  Awards Previously Granted                   18
                      Section 11.3  Rule 16b-3                                  18

ARTICLE XII           MISCELLANEOUS

                      Section 12.1  Rights of Participants                      19
                      Section 12.2  Miscellaneous Rules                         19
                      Section 12.3  Performance Criteria under
                                    Section 162(m) of the Code                  19-20
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                              BANCWEST CORPORATION
                            1998 STOCK INCENTIVE PLAN
                   (Amended and Restated as of April 19, 2001)

                                    PROLOGUE

        The purpose of the BancWest Corporation 1998 Stock Incentive Plan (the "Plan") is to promote the success and enhance the value of BancWest Corporation (the "Company") by linking the personal interests of eligible employees to those of Company stockholders and by providing eligible employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

        The Board of Directors of the Company adopted the Plan on February 19, 1998 and the Company's stockholders approved the Plan on April 16, 1998. In accordance with Section 11.1 of the Plan, the Board of Directors amended and restated the Plan in its entirety as set forth herein effective as of April 19, 2001.

                                    ARTICLE I

                                   DEFINITIONS

        As used herein the following terms shall have the following meanings unless the context clearly requires otherwise.

        "Beneficiary" means the person, persons, or legal entity designated by the Participant to receive his benefits under this Plan in the event of his death. If a Participant fails to make any designation, the person designated shall not survive the Participant, or the legal entity designated shall no longer be in existence or shall be legally incapable of receiving benefits hereunder, Beneficiary shall mean the estate of the Participant.

        "Board" means the Board of Directors of the Company.

        "Cause" means one or more of the following reasons for the termination of employment:

               (a) The willful and continued failure by the Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's Disability or incapacity due to mental illness) after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or Subsidiary believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy or take substantial steps to remedy the situation within ten business days of receiving such notice;

               (b) The Participant's conviction for committing a felony (all rights of appeal having been exhausted); or

               (c) The Participant's willfully engaging in gross misconduct that is materially and demonstrably injurious to the Company or a Subsidiary. However, no act or failure to act on the Participant's part shall be considered "willful" unless such act or omission was not in good faith and without reasonable belief that such action or omission was in the best interest of the Company or its Subsidiaries.

        The Company or the Subsidiary shall notify the Committee if it believes a Participant's employment has been terminated for Cause. The Committee shall determine whether a Participant's employment has been terminated for Cause for purposes of the Plan. The Committee shall notify the Participant in writing if it has made a preliminary determination that the Participant's employment was terminated for Cause. The Participant (and, if he chooses, his legal representative) shall have an opportunity to be heard by the Committee concerning the Committee's preliminary determination. After taking into consideration the points raised by the Participant, the Committee shall make a final determination as to whether the Participant's employment was terminated for Cause and shall notify the Participant in writing of its final determination. If the Company or the Subsidiary notifies the Committee that it believes that a Participant has been terminated for Cause, the Participant shall not be able to exercise any option, make any other election, or take any action that would not be permitted under the terms of the Plan following termination of employment for Cause unless and until the Committee makes its final decision that the Participant was not terminated for Cause.


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        "Change in Control" means any of the following:

               (a) Any "person" (within the meaning of Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof) other than those listed in items
(i), (ii), or (iii) of this Section becomes the "beneficial owner" (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's securities then outstanding.

                      (i) The Trustees under the Will and of the Estate of Samuel M. Damon, deceased, and any other persons acting together with them.

                      (ii) A trustee or other fiduciary holding Shares under an employee benefit plan of the Company or a Subsidiary.

                      (iii) A corporation owned directly or indirectly by the stockholders of the Company (in substantially the same proportions as their ownership of Shares) becomes the beneficial owner (within the meaning of said Rule 13d-3), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's securities then outstanding.

               (b) During any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof.

               (c) The stockholders of the Company approve:

                      (i) A plan of complete liquidation of the Company;

                      (ii) An agreement for the sale or disposition of all or substantially all the Company's assets; or

                      (iii) A merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least 80% of the combined voting power of the stock that is outstanding immediately after such merger, consolidation, or reorganization, unless the Board determines by a majority vote prior to such merger, consolidation, or reorganization that no Change in Control will occur as a result of such transaction.

               (d) The Board agrees by a majority vote that an event has or is about to occur that, in fairness to the Participant, is tantamount to a Change in Control.

        A Change in Control shall occur on the first day on which any of the preceding conditions has been satisfied.

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        However, notwithstanding the above, in no event shall a Change in
Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group that consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if he is an equity participant in the purchasing company or group, except for (i) passive ownership of less than 3% of the common stock of the purchasing company or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the continuing Directors who are not employees of the Company or a Subsidiary.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

        "Committee" means the Plan's administrative committee appointed pursuant to Article II.

        "Company" means BancWest Corporation.

        "Director" means any individual who is a member of the Board.

        "Disability" means a disability, as determined by the Social Security Administration, that is not the result of self-inflicted injury or criminal conduct on the part of the Participant, and in the case of a determination with respect to an ISO, meets any additional requirements that may be necessary to qualify as a permanent and total disability under Section 22(e)(3) of the Code.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

        "Fair Market Value" means the average of the high and low sales prices of a Share on the New York Stock Exchange on the relevant date. If there are no sales on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Share transactions.

        "ISO" means an option to purchase Shares that is designated by the Committee as an incentive stock option intended to meet the requirements of
Section 422 of the Code.

        "Participant" means an employee of the Company or a Subsidiary who has received an award under the Plan.

        "Retirement" means the termination of service as an employee of the Company and the Subsidiaries on or after (i) attainment of age 65, (ii) attainment of age 55 and completion of five years of Vesting Service (as defined in the BancWest Corporation Defined Contribution Plan), or (iii) attainment of age 62 with the approval of the Committee.

        "Shares" means shares of common stock of the Company.

        "Subsidiary" means any corporation, partnership, joint venture, or business trust of which 50% or more of the control thereof is owned, directly or indirectly, by the Company, provided that for ISO purposes, "Subsidiary" shall be defined as provided in Section 424(f) of the Code.

                                       4
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                                   ARTICLE II

                                 ADMINISTRATION

Section 2.1  The Committee.

        The Committee shall be composed of at least two members of the Board as designated from time to time by the Board.

Section 2.2 Authority of the Committee.

        (a) The Committee shall select the employees to whom awards shall be granted under the Plan; determine the size, types, terms, and conditions of awards; cancel and reissue awards; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; amend, subject to Article XI, the terms and conditions of any outstanding award to the extent such terms and conditions are within its discretion; and make any determination that may be necessary or advisable for administration of the Plan.

        (b) The Committee may from time to time delegate to any subcommittee composed of Committee members any or all of its powers hereunder. The Committee may from time to time delegate to any other person or persons any or all of its ministerial functions hereunder.

        (c) All determinations and decisions of the Committee shall be final, conclusive, and binding on all persons.

Section 2.3  Indemnification, Insurance.

        The Company and the Subsidiaries shall indemnify and save harmless and/or insure each member of the Committee or any subcommittee thereof against any and all claims, losses, damages, expenses, and liabilities arising from his responsibilities in connection with this Plan, if the member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and the Subsidiaries.

                                       5
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                                   ARTICLE III

                             SHARES SUBJECT TO PLAN

Section 3.1  Number of Shares.

        (a) Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed 8,000,000, which Shares shall be reacquired or treasury shares.

        (b) Notwithstanding any other provision of this Plan, no employee shall be granted awards in excess of 400,000 Shares during any calendar year. This limitation is intended to satisfy the requirements of Section 162(m) of the Code so that compensation attributable to awards hereunder qualify as performance-based compensation under Section 162(m) of the Code. The limitation under this Section 3.1(b) shall be subject to adjustment under Section 3.3 hereof, but only to the extent permitted under Section 162(m) of the Code.

Section 3.2  Lapsed Awards.

        Subject to any applicable rules under Section 16 of the Exchange Act, if any award granted under this Plan is canceled, is forfeited, terminates, expires, or lapses for any reason, any Shares subject to such award shall be available for the grant of an award under the Plan.

Section 3.3  Adjustments in Authorized Shares.

        In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, split-up, share combination, or other change in the corporate structure of the Company affecting the number or value of Shares, then the number, class, and price of Shares subject to outstanding awards under the Plan shall be adjusted as the Committee may determine in its sole discretion to be appropriate or equitable to prevent dilution or enlargement of rights. The number of Shares subject to any award shall always be a whole number. Any adjustment of an ISO under this Section 3.3 shall be made in such manner so as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code.


                                       6
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                                   ARTICLE IV

                          ELIGIBILITY AND PARTICIPATION

Section 4.1  Eligibility.

        To be eligible to participate in the Plan, an individual must be an officer or employee of the Company or a Subsidiary who by the nature and scope of his position influences the results or success of the Company. The Committee in its sole discretion shall determine if an officer or employee is eligible. A Director who is not an employee of the Company or a Subsidiary shall not be eligible to participate in the Plan.

Section 4.2 Participation.

        The Committee shall determine from time to time eligible employees to whom awards shall be granted and the nature and amount of each award. No eligible employee shall have any right to be granted an award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary.

                                    ARTICLE V

                                     OPTIONS

Section 5.1  Type of Options.

        The Committee shall designate at the time of the grant of an option whether it is a nonqualified stock option or ISO and whether such option shall be in whole or in part a reload option.

Section 5.2  ISOs.

        (a) No ISO may be granted under this Plan after January 21, 2008.

        (b) No employee may receive an award of ISOs that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Shares (determined at the time the ISOs are granted) exceeds $100,000.

        (c) Nothing in this Section 5.2 shall be deemed to prevent the grant of nonqualified stock options in excess of the maximum amount that may be granted to a Participant as ISOs under Section 422 of the Code.

Section 5.3  Reload Options.

        The Committee may grant reload options subject to such conditions and provisions as the Committee shall determine. Reload options shall not exceed the number of Shares used to pay the exercise price of the underlying options and shall not include any Shares used to satisfy any tax withholding requirements on account of the exercise of the underlying options. The reload option may not be exercised during a period longer than the exercise period of the underlying option that it replaces. The grant of a reload option shall become effective upon the exercise of the underlying option through the use of Shares. The option price for a reload option shall not be less than the Fair Market Value of the Shares on the date the grant of the reload option becomes effective.

Section 5.4  Award Agreement.

        Each option grant shall be evidenced by an award agreement that shall specify the exercise price, the duration of the option, the number of Shares to which the option pertains, and such other provisions as the Committee shall determine. The award agreement also shall specify whether the option is intended to be an ISO.

Section 5.5  Exercise Price.

        (a) The exercise price of options shall be determined by the Committee, provided, however, that the exercise price per Share (including options granted under Article VII) shall not be less than the Fair Market Value of a Share on the date the option is granted.

        (b) An ISO granted to a Participant who at the time of grant owns (taking into account Section 424(d) of the Code) Shares representing more than 10% of the total combined voting


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power of all classes of stock of the Company (herein a "Ten Percent
Stockholder") shall have an exercise price that is at least 110% of the Fair Market Value of the Shares subject to the option.

Section 5.6  Duration of Options.

        Each option shall expire at such time as the Committee shall determine at the time of grant, provided that no ISO shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the prior sentence, an ISO granted to a Ten Percent Stockholder shall not be exercisable later than the fifth anniversary date of its grant.

Section 5.7  Exercise of Options.

        Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which times, restrictions, and conditions need not be the same for each grant or for each Participant.

Section 5.8  Payment.

        (a) Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company that sets forth the number of Shares with respect to which the option is to be exercised and is accompanied by full payment for the exercise price of the Shares. The exercise price shall be payable to the Company in full either:

               (i) in cash or cash equivalent, or

               (ii) if approved by the Committee (which approval may be granted in the award agreement or may be pursuant, and subject, to rules and policies adopted from time to time by the Committee) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total exercise price pursuant to the options being exercised.

        (b) The Committee also may allow cashless exercise of options as permitted under any law or regulation applicable to the Company or by any other means that the Committee determines to be consistent with the Plan's purpose.

        (c) As soon as practicable after receipt of a written notification of exercise in proper form and payment in a form approved by the Committee, the Company shall deliver to the Participant or permitted assignee, Share certificates in an appropriate amount based upon the number of options exercised.

        (d) The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

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Section 5.9  Restrictions on Share Transferability.

        The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including without limitation restrictions under applicable Federal securities laws, the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and any blue sky or state securities laws applicable to the Shares. The Committee shall legend the certificates representing the Shares to give appropriate notice of such restrictions.

Section 5.10  Termination of Employment Due to Death, Disability, or Retirement.

        If the employment of a Participant is terminated by reason of death, Disability, or Retirement, options granted to the Participant under this Plan may be exercised only as follows:

        (a) Death. If the Participant's employment is terminated by reason of death, all outstanding options granted to such Participant shall become fully vested as of the date of his death and shall, subject to Section 5.6, be exercisable at any time prior to their expiration date or for one year after the date of his death, whichever period is shorter. The options may be exercised by the Participant's Beneficiary or by such persons who have acquired the Participant's rights under the options by will or by the laws of descent and distribution or permitted transfer.

        (b) Disability. If the Participant's employment is terminated by reason of Disability, all outstanding options granted to such Participant shall become fully vested as of the date his employment terminates and shall be exercisable at any time prior to their expiration date or for one year after the date that his Disability is determined by the Social Security Administration, whichever period is shorter.

        (c) Retirement. If the Participant's employment is terminated by reason of Retirement, all outstanding options granted to such Participant shall become fully vested as of the effective date of his Retirement and shall be exercisable at any time prior to their expiration date or for three years after his date of Retirement, whichever period is shorter.

        (d) Exercise Limitations on ISOs. Notwithstanding Sections 5.10(a), (b), and (c), the right of a Participant to exercise an ISO shall be subject to the limitations of Section 422 of the Code.

Section 5.11  Termination of Employment for Other Reasons.

        (a) If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 5.10 (other than for Cause), all nonvested options held by the Participant shall vest only if the Committee determines in its sole discretion to vest all or any portion of such options. Thereafter, all vested options shall remain exercisable at any time prior to their expiration date or for three months after the date that the Participant's employment was terminated, whichever period is shorter. If the Committee does not vest such options, the options shall be deemed for all purposes to have remained unvested upon the termination of the Participant's employment.

        (b) If a Participant's employment is terminated for Cause, all of his outstanding options shall immediately be surrendered to the Company and no additional exercise periods shall be allowed, regardless of the otherwise vested status of the options.

                                   ARTICLE VI

                                RESTRICTED STOCK

Section 6.1  Grant of Restricted Stock.

        The Committee may grant Shares of restricted stock to eligible employees in such amounts as the Committee shall determine in its sole discretion. Such Shares of restricted stock may be issued for no consideration other than services rendered.

Section 6.2  Award Agreement.

        Each restricted stock grant shall be evidenced by an award agreement that specifies the period (or periods) of restriction, the number of Shares of restricted stock granted, and such other provisions as the Committee shall determine.

Section 6.3  Transferability.

        Except as provided in this Article VI or in the award agreement, Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction or upon earlier satisfaction of any other conditions as specified by the Committee in its sole discretion and set forth in the award agreement. Subject to Committee approval (which approval may be granted in the award agreement or may be pursuant, and subject, to rules and policies adopted from time to time by the Committee), Shares of restricted stock may be surrendered to satisfy the exercise price of options, or satisfy withholding requirements resulting from exercise of options, before the period of restriction lapses for other dispositions of the restricted stock.

Section 6.4  Other Restrictions.

        The Committee (i) may impose such other restrictions on any Shares of restricted stock as it deems advisable, including without limitation restrictions based upon the achievement of specific performance goals (Company-wide, subsidiary, or business unit of the Company, and/or individual),
(ii) shall impose restrictions upon transfer of Shares after the period of restriction as may be required under applicable Federal or state securities laws, and (iii) may legend the certificates representing restricted stock to give appropriate notice of such restrictions.

Section 6.5  Removal of Restrictions.

        Except as otherwise provided in this Article VI, Shares of restricted stock shall become freely transferable by the Participant after the last day of the period of restriction. Once the restrictions on such Shares lapse, the Participant shall be entitled to have any legend that was added pursuant to
Section 6.4 removed from his Share certificate.

Section 6.6  Voting Rights.

        During the period of restriction, the Participant may exercise full voting rights with respect to his Shares of restricted stock.

Section 6.7  Dividends and Other Distributions.

        Participants holding Shares of restricted stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are held during the period of restriction. The Committee shall establish in its discretion the time at which the Participant shall receive such dividends and distributions, which time may be any time from the date on which they are paid generally to stockholders to the end of the period of restriction. If any such dividends and distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and vesting as the Shares of restricted stock with respect to which they were paid.

Section 6.8  Escrow.

        Even though the certificates evidencing Shares of restricted stock shall be issued in the name of the Participant, such certificates shall be held by the Company in escrow subject to delivery to the Participant or to the Company at such times and in such amounts as shall be directed by the Committee. Certificates evidencing whole Shares issued as a stock dividend on or split-up of Shares held in escrow shall be held in escrow on the terms set forth above. Any fractional Shares so issued and any Shares acquired by a Participant's exercise of subscription rights in respect of Shares held in escrow shall not be subject to the escrow provisions and shall be the property of the Participant.

Section 6.9  Termination of Employment.

        (a) The number of Shares of restricted stock that are vested as of the date a Participant's employment terminates shall be determined in accordance with the terms of the award agreement described in Section 6.2. The Participant's nonvested Shares of restricted stock shall vest only if the Committee determines in its sole discretion that they shall vest.

        (b) With the exception of termination of employment for Cause, the Committee in its sole discretion may provide that the restrictions shall lapse on restricted stock after termination of employment, upon such terms and provisions as it deems proper. If the Committee does not do so, the restrictions upon restricted shares shall be deemed for all purposes not to have lapsed.

                                   ARTICLE VII

                                  OTHER AWARDS

Section 7.1  Types of Awards.

        (a) In addition to awards granted under Articles V and VI, the Committee may grant under this Plan any other type of arrangement with an employee that by its terms involves or might involve the issuance of (i) Shares or (ii) a derivative security (as such term is defined in Rule 16a-1 of the Exchange Act, as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Shares or with a value derived from the value of the Shares.

        (b) Such awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, ISOs, nonqualified stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

        (c) Shares may be issued pursuant to an award for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such award.

Section 7.2  Terms and Conditions.

        Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each award granted under this Article VII, which terms and conditions may include, among other things, a provision permitting the recipient of such award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Shares or other property issuable pursuant to such award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                      (i) the delivery of previously owned Shares (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring Shares or such other property,

                      (ii) a reduction in the amount of Shares or other property otherwise issuable pursuant to such Award, or

                      (iii) the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee.

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

                                  ARTICLE VIII

                           TRANSFERABILITY OF AWARDS;
                               BENEFICIARY RIGHTS

Section 8.1  Transferability of Awards.

        Each ISO granted under the Plan shall not be transferable other than by will or the laws of descent or distribution. Except as otherwise set forth in the Plan, any other award under the Plan may be transferable subject to the terms and conditions as may be established by the Committee and set forth in the award agreement.

Section 8.2  Beneficiary Rights.

        To the extent permitted under the Plan and the award agreement, after a Participant's death his Beneficiary may elect within the applicable period to
(i) exercise the Participant's vested awards, (ii) have restrictions removed on restricted stock, and (iii) make such other elections and take such other actions as permitted under the Plan and the award agreement.

                                   ARTICLE IX

                                CHANGE IN CONTROL

        If a Change in Control occurs, then (i) any and all awards held by a Participant shall become immediately vested and exercisable, (ii) any period of restrictions and other restrictions on restricted stock shall lapse, (iii) within ten business days after the occurrence of a Change in Control, the stock certificates representing Shares of restricted stock shall be delivered to the Participant without any restrictions or legends thereon (except such restrictions or legends that are required by Federal or state securities laws), and (iv) the Committee may modify an award as it deems appropriate prior to the effective date of the Change in Control.

                                    ARTICLE X

                                   WITHHOLDING

Section 10.1  Tax Withholding.

        The Company may deduct or withhold, or require the Participant to remit to the Company, such withholding taxes as may be required by law in connection with the Plan.

Section 10.2  Share Withholding.

        (a) A Participant may elect, subject to the Committee's approval (which approval may be granted in the award agreement or may be pursuant, and subject, to rules and policies adopted from time to time by the Committee), to satisfy any withholding taxes incurred in connection with a transaction or event under the Plan by having the Company withhold from the Shares to be issued Shares, or by tendering to the Company Shares, having a Fair Market Value on the date in an amount sufficient to satisfy federal and state withholding taxes as required by law on the applicable transaction or event. If the Participant is subject to Rule 16b-3 of the Exchange Act, any such election must comply with the requirements, if any, of said Rule and be approved by the Committee.

        (b) Except with the express consent of the Committee, such withholding shall not exceed the minimum statutory withholding, based on minimum statutory withholding rates for federal and state purposes, including payroll taxes that are applicable to such supplemental taxable income.

                                   ARTICLE XI

                            AMENDMENT AND TERMINATION

Section 11.1  Amendment, Termination.

        (a) The Board may amend the Plan at any time in its absolute discretion. Any amendment, termination, or modification that (i) increases the total number of Shares that may be issued under the Plan, (ii) materially increases the cost of the Plan or the benefits to Participants, or (iii) changes the Plan provisions regarding the exercise price shall be subject to approval of the stockholders of the Company if such approval is required by the Code; Section 16 of the Exchange Act; any national securities exchange or system on which Shares are then listed, traded, or reported; or any regulatory body having jurisdiction with respect thereto.

        (b) The Plan shall continue in existence until terminated by the Board. The Board may terminate the Plan at any time in its absolute discretion.

Section 11.2  Awards Previously Granted.

        No amendment or termination of the Plan shall in any manner adversely affect any award previously granted under the Plan without the written consent of the affected Participant.

Section 11.3 Rule 16b-3.

        The Plan is intended to comply with Rule 16b-3 of the Exchange Act. If the requirements of Rule 16b-3 change, the Board may amend the Plan to comply with such changes.

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.1  Rights of Participants.

        (a) No Participant shall, by reason of his participation in this Plan, have any interest in any specific asset or assets of the Company or a Subsidiary.

        (b) Neither the adoption of this Plan, the granting of any awards under this Plan, nor any action of the Board or the Committee in connection with the Plan shall be held or construed to confer upon any person any legal right to be continued as an officer or employee of the Company or a Subsidiary.

        (c) No Participant shall have the right to assign, pledge, encumber, or otherwise dispose of (except to a Beneficiary upon his death) any of his interest in this Plan; nor shall his interest be subject to garnishment, attachment, transfer by operation of law, or any legal process.

Section 12.2  Miscellaneous Rules.

        (a) Wherever used herein the masculine gender shall include the feminine and the singular number shall include the plural, unless the context clearly indicates otherwise.

        (b) The headings of articles and sections are included herein solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall be controlling.

        (c) To the extent not preempted by Federal law, the Plan shall be governed, construed, administered, and regulated according to the laws of the State of Hawaii.

        (d) The provisions of this Plan are, in the case of grants, awards, or other acquisitions of Shares by persons who are subject to Section 16(b) of the Exchange Act, intended to satisfy exemption requirements under Rule 16b-3, and the Plan shall be construed accordingly. Any Committee, Board, or shareholder approval of a transaction that is subject to Section 16(b) of the Exchange Act may be given in a manner permitted by Rule 16b-3 (e.g., by including an exercise or tax withholding right in an award agreement, as contemplated by Note (3) to Rule 16b-3).

        (e) The Company's obligations with respect to awards granted under the Plan shall be binding on any successor to the Company.

        (f) The Committee may condition any award under the Plan upon the Participant's agreement that all disputes under the Plan be settled by arbitration or another procedure prescribed by the Committee.

Section 12.3 Performance Criteria under Section 162(m) of the Code.

        (a) The performance criteria for any award made to any "covered employee" (as defined in Section 162(m) of the Code) that (i) does not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2)(vi) and (ii) is intended to satisfy the requirements of Section 162(m) of the

Code shall consist of objective tests based on one or more of the following: earnings, revenue, operating or net cash flows, financial return ratios, total stockholder return, or market share.

        (b) Performance criteria may relate to the total Company or to any business unit. Performance targets may be set at a specific level or may be expressed as relative to the comparable measures at comparison companies or a defined index. The Committee shall establish specific targets for recipients.

        (c) Nothing herein shall preclude the Committee from making any payments or granting any awards whether or not such payments or awards qualify for tax deductibility under Section 162(m) of the Code.